                                                                    EXHIBIT 10.1


                             VOTING TRUST AGREEMENT
                             ----------------------


         This Voting Trust Agreement (the "Voting Trust") is made and entered into as of the 1st day of November, 1999, by and among International Total Services, Inc., an Ohio corporation (the "Company"), Robert A Weitzel ("Weitzel"), H. Jeffrey Schwartz ("Schwartz"), J. Jeffrey Eakin ("Eakin") and John P. O'Brien ("O'Brien"). Weitzel, and his permitted nominees, assignees and transferees are sometimes referred to herein collectively as the "Shareholder". Each of Schwartz, Eakin and O'Brien, and each of their respective successors as selected and appointed in accordance with this Voting Trust, is sometimes referred to herein as the "Trustee" and collectively as the "Trustees".


                              PRELIMINARY STATEMENT
                              ---------------------

         The Shareholder beneficially owns 3,324,979 shares (the "Shares") of the common stock, without par value (the "Common Stock"), of the Company, which represents approximately forty-nine and 91/100 percent (49.91%) of the outstanding shares of the Common Stock.

         The Shareholder and the Company desire to promote their mutual interests by making provision to avoid future differences and to assure continuity and harmony in the management of the Company.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and in consideration of the payment by the Company to each other party hereto of Ten Dollars ($10.00), the receipt and sufficiency of which consideration is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. ESTABLISHMENT OF VOTING TRUST. The parties hereto hereby establish and constitute a trust for the purpose of placing all shares of the Common Stock held by the Shareholder in trust and for that purpose to place all of the Common Stock owned by them in trust under and pursuant to the provisions of this Voting Trust.

         2. DEPOSIT AND TRANSFER OF COMMON STOCK. The Shareholder hereby deposits and transfers in trust to the Trustees under this Voting Trust, and in accordance with the terms and provisions hereof, the Shares. The Shareholder agrees that the transfer provided for hereunder includes all right, title and interest of such Shareholder in and to shares of Common Stock pursuant to any subscription agreement or otherwise. The Shareholder represents and warrants, to and for the benefit of the Company and the Trustees, that the number of shares of Common Stock deposited with or transferred to the Trustees hereunder represents all of the Common Stock owned, beneficially or of record, by such Shareholder. Subject to the other provisions hereof, the Shareholder agrees to transfer to the Trustees all certificates evidencing the Common Stock owned by him, together with duly executed assignments separate from certificates or other instruments of transfer and other documents as shall be necessary to transfer such Common Stock into the name of the Trustees and agrees to deposit and transfer in trust to the Trustees all shares of Common Stock such Shareholder acquires from and after the date hereof and to transfer to the Trustees all certificates evidencing such shares with such assignments and instruments as

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
necessary to transfer such Common Stock into the name of the Trustees. On receipt by the Trustees of the certificates for any shares of Common Stock and the assignment and instruments necessary for the transfer of the Common Stock into the name of the Trustees, the Trustees shall hold the Common Stock pursuant to the terms of this Voting Trust, and shall thereupon issue and deliver to the Shareholder, a voting trust certificate for the Common Stock deposited by the Shareholder.

         All certificates for Common Stock transferred and delivered to the Trustees pursuant to this Voting Trust shall be surrendered by the Trustees to the Company and cancelled, and new certificates therefor shall be issued in the name of the Trustees.

         The voting trust certificates and the interests represented thereby, issued to the Shareholder upon transfer of the shares with Common Stock, shall be transferable in the same manner, to the same extent and upon the same terms as the Common Stock.

         3. VOTING TRUST AGREEMENT. Copies of this Voting Trust, and of every agreement supplemental hereto or amendatory hereof, shall be filed in the principal office of the Company, and shall be open to inspection during regular business hours by the Shareholder, or any beneficiary of the trust created under this Voting Trust. All voting trust certificates issued as herein provided shall be issued, received, and held subject to all of the terms of this Voting Trust. Every person, firm, or corporation entitled to receive voting trust certificates representing shares of Common Stock and their respective transferees and assigns, upon accepting the voting trust certificates issued hereunder, shall become -parties to and be bound by the provisions of this Voting Trust with the same effect as if they had executed this Voting Trust.

         4. AMENDMENT OF VOTING TRUST AGREEMENT. The Voting Trust may be amended with the written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the interests represented by the voting trust certificates and the consent of the Company.

         5. VOTING TRUST CERTIFICATES. The voting trust certificates to be issued and delivered by the Trustees in respect of the Common Stock as hereinbefore provided shall be in substantially the form attached hereto as Schedule "A" and expressly incorporated herein.

         6. TRANSFER OF CERTIFICATES. The voting trust certificates shall be transferable at the principal office of the Company, on the books of the Trustees, by the registered owner thereof, either in person or by attorney thereof duly authorized, upon surrender thereof, according to the rules established for that purpose by the Trustees and the Trustees may treat the registered holder as owner thereof for all purposes whatsoever, but the Trustees shall not be required to deliver stock certificates hereunder with the surrender of such voting trust certificates. Every transferee of a voting trust certificate or stock certificates issued hereunder shall by the acceptance of such voting trust certificate or stock certificates become a party hereto and be fully bound by the terms of this Voting Trust with like effect as though an original party hereto, and shall be embraced within the meaning of the term "Shareholder" whenever used herein.


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         Notwithstanding anything to the contrary contained herein, a transfer of a voting trust certificate issued hereunder shall be deemed to be a transfer of the shares of the Common Stock represented thereby for the purposes of that certain stock restriction agreement, of even date herewith, between the Company and Weitzel (the "Stock Restriction Agreement"), the terms of which are hereby expressly incorporated herein and made a part hereof, and no transfer of a voting trust certificate shall be effective unless it is in compliance with and does not violate the terms and conditions of the Stock Restriction Agreement. The Trustees may refuse to effect a transfer of a voting trust certificate issued hereunder on the books of the Trustees in the absence of a certification and indemnification from the transferor and transferee thereof certifying that such transfer is in compliance with the terms and conditions of the Stock Restriction Agreement and indemnifying the Trustees from any and all claims and expenses of any kind, nature or type whatsoever arising out of such transfer. Further, transfers permitted under the Stock Restriction Agreement shall be permitted hereunder, whether transfers of voting trust certificates or of shares of the Common Stock. Transfers which pursuant to the Stock Restriction Agreement results in the shares of the Common Stock so transferred being free from the restrictions of the Stock Restriction Agreement also results in those shares being free from this Voting Trust Agreement. Notwithstanding anything to the contrary herein, shares of Common Stock owned beneficially by the Shareholder shall be held subject to the terms and restrictions of this Voting Trust Agreement.

         If a voting trust certificate is lost, stolen, mutilated, or destroyed, the Trustees, in their discretion, may issue a duplicate of such certificate upon receipt of: (a) evidence of such fact satisfactory to them; (b) indemnity satisfactory to them; (c) the existing certificate, if mutilated, and (d) reasonable fees and expenses incurred in connection with the issuance of a new voting trust certificate. The Trustees shall not be required to recognize any transfer of a voting trust certificate not made in accordance with the provisions hereof, unless the person claiming such ownership shall have produced indicia of title satisfactory to the Trustees, and shall in addition deposit with the Trustees indemnity satisfactory to them.

         7. DIVIDENDS. Prior to the termination of this Voting Trust, the holder of each voting trust certificate shall be entitled to receive payment equal to the cash dividends, if any, received by the Trustees upon a like number and class of shares of Common Stock as is called for by each such voting trust certificate. If any dividend in respect of the stock deposited with the Trustees is paid, in whole or in part, in stock of the Company having general voting powers, the Trustees shall likewise retain for safekeeping, subject to the terms of this Voting Trust, the certificates for stock which are received by him on account of such dividend, and the holder of each voting trust certificate representing stock on which such stock dividend has been paid shall be entitled to have issued in his name a voting trust certificate issued under this Voting Trust for the number of shares and class of stock received as such dividend with respect to the shares represented by such voting trust certificate, which certificate shall be delivered to such Shareholder. A Shareholder entitled to receive the dividends discussed above shall be one registered as such on the transfer books of the Trustees at the close of business on the day fixed by the Company for the taking of a record to determine those holders of its stock entitled to receive such dividends, or if the Trustees has fixed a date, as hereinafter in this paragraph provided, for the purpose of determining the holders of voting trust certificates entitled to receive such payment or distribution, then registered as such at the close of business on the date so fixed by the Trustees.

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
         If any dividend in respect of the stock deposited with the Trustees is paid other than in cash or in capital stock having general voting powers, then the Trustees shall distribute the same among the holders of voting trust certificates registered as such at the close of business on the day fixed by the Trustees for taking a record to determine the holders of voting trust certificates entitled to receive such distribution. Such distribution shall be made to such holders of voting trust certificates ratably, in accordance with the number of shares represented by their respective voting trust certificates.

         The transfer books of the Trustees may be closed temporarily by the Trustees for a period not exceeding twenty (20) days preceding the date fixed by the Company for the payment or distribution of dividends or the distribution of assets or rights. In lieu of providing for the closing of the books against the transfer of voting trust certificates, the Trustees may fix a date not exceeding twenty (20) days preceding any date fixed by the Company for the payment or distribution of dividends, or for the distribution of assets or rights, as a record date for the determination of the holders of voting trust certificates entitled to receive such payment or distribution, and the holders of voting trust certificates of record at the close of business on such date shall exclusively be entitled to participate in such payments or distribution.

         In lieu of receiving cash dividends upon the Common Stock and paying the same to the holders of voting trust certificates pursuant to the provisions of this Voting Trust, the Trustees may instruct the Company in writing to pay such dividends to the holders of the voting trust certificates. Upon receipt of such written instructions, the Company shall pay such dividends directly to the holders of the voting trust certificates. The Trustees may at any time revoke such instructions and by written notice to the Company direct it to make dividend payments to the Trustees. Upon such instructions being given by the Trustees to the Company to pay such dividends directly to holders of voting trust certificates, and until revoked by the Trustees, all liability of the Trustees with respect to such dividends shall cease.

         8. SUBSCRIPTION RIGHTS. In the event that any stock or other securities of the Company are offered for subscription to the holders of Common Stock deposited hereunder, the Trustees, promptly upon receipt of notice of such offer, shall mail a copy thereof to each of the holders of the voting trust certificates. Upon receipt by the Trustees at least five (5) days prior to the last day fixed by the Company for subscription and payment, of a request from any such registered holder of voting trust certificates to subscribe in his behalf, accompanied with the sum of money required to pay for such stock or securities (not in excess of the amount subject to subscription in respect of the shares represented by the voting trust certificate held by such certificate holder), the Trustees shall make such subscription and payment, and upon receiving from the Company the certificates for share; or securities so subscribed for, and shall retain such certificates for safekeeping and shall issue and deliver to such holder a voting trust certificate in respect thereof if the same be stock having general voting powers, but if the same be securities other than stock having general voting powers, the Trustees shall mail or deliver such securities to the certificate holder in whose behalf the subscription was made, or may instruct the Company to make delivery directly to the certificate holder entitled thereto.

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         9. DISSOLUTION OF THE COMPANY. In the event of the dissolution or total, or partial liquidation of the Company, whether voluntary or involuntary, the Trustees shall receive the monies, securities, rights, or property to which the holders of the Company Common Stock deposited hereunder are entitled, and shall distribute the same among the registered holders of voting trust certificates in proportion to their interests, and shall distribute the assets other than liquid assets (i.e. cash, stock securities, or their equivalents) among such registered holders as tenants in common in proportion to their interests, as shown by the books of the Trustees. Notwithstanding the foregoing, the Trustees may in their discretion deposit such monies, securities, rights, or property with any bank or trust company doing business in the United States of America and having assets of at least One Hundred Million Dollars ($100,000,000), with authority and instructions to distribute the same as above provided, and upon such deposit all further obligations or liabilities of the Trustees in respect to such monies, securities, rights, or property so deposited shall cease.

         10. REORGANIZATION OF THE COMPANY. In the event that the Company is merged into or consolidated with another corporation, or all or substantially all of the assets of the Company are transferred to another corporation, then in connection with such transaction the term "the Company" for all purposes of this Voting Trust shall be deemed to include such successor corporation, and the Trustees shall receive for safekeeping under this Voting Trust any stock of such successor corporation received on account of the ownership as Trustees hereunder, of the Common Stock held hereunder prior to such merger, consolidation, and transfer. Voting trust certificates issued and outstanding under this Voting Trust at the time of such merger, consolidation, or transfer may remain outstanding, or the Trustees, in their discretion, may substitute for such voting trust certificates new voting trust certificates in appropriate form, and the terms "stock" and "Common Stock" as used herein shall be deemed to include any stock which may be received by the Trustees in lieu of all or any part of the Common Stock.

         11. SELECTION AND APPOINTMENT OF TRUSTEES. There shall be three (3) Trustees serving under this Voting Trust. The Trustees hereunder on the date hereof shall be H. Jeffrey Schwartz, J. Jeffrey Eakin and John P. O'Brien. The Trustees shall each serve until his successor has been appointed in accordance with the provisions of Section 12 of this Voting Trust or until this Voting Trust is terminated pursuant to Section 15, below.

         12. RESIGNATION AND SUCCESSOR TRUSTEES. Any Trustee may at any time resign by mailing to the registered holders of voting trust certificates a written resignation, to take effect ten (10) days thereafter or upon prior acceptance thereof. In the event that a person designated Trustee hereunder shall die, resign, or become unable to act, then such person (a "Terminated Trustee") shall be replaced by vote of the remaining Trustees, with any deadlock being decided by the Terminated Trustee.

         The rights, powers, privileges and duties of a Trustee named hereunder shall be possessed by a successor Trustee, with the same effect as though such successor had originally been a party to this Voting Trust. The word "Trustees" as used in this Voting Trust means the Trustees or any successor Trustees acting hereunder.

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         Notwithstanding any provision of this Voting Trust to the contrary, in the event that a vote or action by holders of Common Stock is desired or required at a time when there is no Trustee serving pursuant to this Voting Trust, such vote or action shall be delayed, adjourned or otherwise deferred until a successor Trustee has been selected pursuant hereto.

         13. RIGHTS OF TRUSTEES. Until the actual delivery to the holders of voting trust certificates issued hereunder of stock certificates in exchange therefor, and until the surrender of the voting trust certificates for cancellation, the Trustees shall have the right, subject to the provisions of this section 13, to exercise, in person or by their nominee or proxy, all Shareholder's rights and powers to vote or to act by consent in respect of all Common Stock deposited hereunder, including the right to vote thereon and to take part in or consent to any corporate or shareholders' action of any kind whatsoever. The right to vote shall include the right to vote for the election of directors, and in favor of or against any resolution or proposed action of any character whatsoever, which may be presented at any meeting or which may require the consent of the shareholders of the Company. Without limiting such general right, it is understood that such action or proceeding may include, upon terms satisfactory to the Trustees or to their nominee or proxy thereto appointed by them, the voting in favor of or the consenting to the mortgaging, creating a security interest in, and pledging of all or any part of the property of the Company, the lease or sale of all or any part of the property of the Company, for cash, securities, or other property, and the dissolution of the Company, or the consolidation, merger, reorganization, or recapitalization of the Company. The Trustees shall act by the concurrence of a majority of the Trustees then serving and the action by a majority of the Trustees then serving shall be deemed to be the action of and by all of the Trustees.

         14. VOTING OF THE COMPANY COMMON STOCK BY TRUSTEES. The Trustees shall exercise the voting power represented by the shares of Common Stock held hereunder in the following manner:

                  (a) On all matters, the Trustees shall vote the Common Stock subject to the Voting Trust in the manner determined by the Trustees in their sole discretion.

                  (c) Each of the parties to this Voting Trust, in the capacity of a shareholder, director, officer or otherwise in the Company agrees to expend his best efforts to cause, by adoption, amendment, or otherwise, the articles of incorporation, codes of regulations and other constituent instruments of the Company to contain provisions consistent with the provisions of this Voting Trust.

         15. TERM. This Voting Trust shall continue in effect until the earlier of (i) September 30, 2001 and (ii) a payment default by the Company under Sections 1(b)or 3(a) of that certain Retirement and Consulting Agreement between the Company and Weitzel, which payment default continues for more than five days after the Company receives notice of such default from Weitzel (in accordance with said Retirement and Consulting Agreement) unless the Company's failure to make payment is as a result of a Breach, as defined in said Retirement and Consulting Agreement.

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         16. TERMINATION PROCEDURE. Upon the termination of this Voting Trust at any time, as herein provided, the Trustees, at such time as they may choose during the period commencing twenty (20) days before and ending twenty (20) days after such termination, shall mail written notice of such termination to the registered owners of the voting trust certificates, at the addresses appearing on the transfer books of the Trustees. From the date specified in any such notice, which date shall be fixed by the Trustees, the voting trust certificates shall cease to have any effect, and the holders of such voting trust certificates shall have no further rights under this Voting Trust other than to receive certificates for shares of Common Stock or other property distributable under the terms hereof and upon the surrender of such voting trust certificates.

         Within thirty (30) days after the termination of this Voting Trust, the Trustees shall deliver to the registered holders of all voting trust certificates, after obtaining proper endorsements thereon, certificates for the number of shares of the Common Stock represented thereby, such delivery to be made in each case at the principal office of the Company.

         At any time subsequent to thirty (30) days after the termination of this Voting Trust, the Trustees may deposit with the Company, stock certificates representing the number of shares of the Company Common Stock represented by the voting trust certificates there. outstanding, with authority in writing to the Company to deliver such stock certificates in exchange for voting trust certificates representing a like number of shares of Common Stock and upon such deposit all further liability of the Trustees for the delivery of such stock certificate; and the delivery or payment of dividends upon surrender of the voting trust certificates shall cease, and the Trustees shall not be required to take any further action hereunder.

         17. COMPENSATION AND REIMBURSEMENT OF TRUSTEES. The Trustees shall serve without compensation. The Trustees shall have the right to incur and pay such reasonable expenses and charges, to employ and pay such agents, attorneys, and counsel as he may deem necessary and proper for carrying this Voting Trust into effect and for discharge of the Trustees' rights and duties hereunder. Any such expenses or charges incurred by and due to the Trustees shall promptly be paid by the Company upon invoice therefor. Nothing herein contained shall disqualify the Trustees or successor Trustees, or incapacitate the Trustees or successor Trustees from serving the Company or any of its subsidiaries as officer or director, or in any other capacity receiving compensation. The Trustees shall be entitled to full indemnification from the Company against all costs, losses, damages, charges, expenses and other liabilities (collectively, "Liabilities") incurred by the Trustees in the exercise of any power conferred on the Trustees by this Agreement, unless (i) it is determined in a final nonappealable order of a court of competent jurisdiction that such Liabilities were incurred solely as a result of the Trustees' gross negligence or willful malfeasance or (ii) such Liabilities were incurred in connection with an action or proceeding brought by or on behalf of the Shareholder or as a result of an action or non-action by the Shareholder. In the event of (ii) above, the Trustees shall be entitled to full indemnification from the Shareholder against all Liabilities incurred by the Trustees in the exercise of any power conferred on the Trustees by this Agreement, unless it is determined in a final nonappealable order of a court of competent jurisdiction that such Liabilities were incurred solely as a result of the Trustees' own negligence or willful malfeasance. The Trustees shall not be required to give bond or security and shall not be personally liable for any action or non-action in connection with the

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
Trustees' exercise of any power conferred on the Trustees by this Agreement, unless it is determined in a final nonappealable order of a court of competent jurisdiction to have resulted solely from their own gross negligence or willful malfeasance, in which event the Trustees shall indemnify and save the Shareholder harmless from any Liabilities resulting solely therefrom.

         18. NOTICE. Unless otherwise specifically provided in this Voting Trust, any notice to or communication with the holders of the voting trust certificates hereunder shall be deemed to be sufficiently given or made if mailed, postage prepaid, and addressed to such holders at their respective addresses appearing on the transfer books of the Trustees, and deposited in any post office or post office box. The addresses of the holders of voting trust certificates, as shown on the transfer books of the Trustees shall in all cases be deemed to be the addresses of voting trust certificate holders for all purposes under this Voting Trust, without regard to what other or different addresses the Trustees may have for any voting trust certificate holder on any other books or records of the Trustees. Every notice so given shall be effective, whether or not received, and such notice is deemed given for all purposes hereunder on the date it is mailed.

         Any notice to the Company hereunder shall be sufficient if mailed, postage prepaid, by registered mail to the Company addressed to International Total Services, Inc., Crown Centre, 5005 Rockside Road, Independence, OH 44131, or to such other address as the Company may designate by notice in writing to the Trustees.

         Any notice to the Trustees hereunder shall be sufficient if mailed, postage prepaid, by registered mail to the Trustees, addressed to them at such addresses as may from time to time be furnished in writing to the Company by the Trustees, and if no such address has been so furnished by the Trustees, then to the Trustees in care of the Company.

         All distributions of cash, securities, or other property hereunder by the Trustees to the holders of voting trust certificates may be made, in the discretion of the Trustees, by mail (regular or registered mail, as the Trustees may deem advisable), in the same manner as hereinabove provided for the giving of notices to the holders of voting trust certificates.

         19. COUNTERPARTS. This Voting Trust may be executed in several counterparts (including by facsimile transmission), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument bearing a uniform date, namely, the date first hereinabove set forth, and as if all had been executed together on such date.

         20. SEVERABILITY. The provisions of this Voting Trust are severable. If any section, subsection, paragraph, sentence or provisions shall be invalid, unenforceable, or inoperative, it shall not affect any of the remaining provisions of this instrument, and all provisions shall be given full force and effect separately from the invalid, unenforceable or inoperative section, subsection, paragraph, sentence or provision of this Voting Trust, and if any section, subsection, paragraph, sentence or provision would render this Voting Trust void, invalid or unenforceable, then such section, subsection, paragraph, sentence or provision shall be a nullity as if never incorporated herein.

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
         21. ENTIRE AGREEMENT. This Voting Trust constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements with respect thereto, and may be modified only by an instrument in writing signed by each party hereto.

         IN WITNESS WHEREOF, the Company, the Shareholder and the Trustees have signed this Voting Trust to be effective on the date first above written.

INTERNATIONAL TOTAL SERVICES, INC.                            TRUSTEES
- ----------------------------------                            --------

By: /s/ H. Jeffrey Schwartz                                   /s/ H. Jeffrey Schwartz
- -----------------------------------------------               ----------------------------------------
Its: Co-Chairman                                              H. Jeffrey Schwartz, Trustee

SHAREHOLDER                                                   /s/ J. Jeffrey Eakin
- -----------                                                   ----------------------------------------
                                                              J. Jeffrey Eakin, Trustee

/s/ Robert A. Weitzel                                         /s/ John P. O'brien
- -----------------------------------------------               ----------------------------------------
Robert A. Weitzel, individually and for                       John P. O'Brien, Trustee
Weitzel Family Limited Partnership, as
General Partner

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                                  SCHEDULE "A"
                                  ------------

No._______________________________                ________________________Shares


                       International Total Services, Inc.
                               an Ohio corporation
                    Voting Trust Certificate for Common Stock
                    -----------------------------------------
                                Without Par Value


         This certificate is issued, received, and held under, and the rights of the owner hereof are subject to, the terms of the Voting Trust Agreement dated as of November __, 1999, (the "Voting Trust") between International Total Services, Inc., an Ohio corporation (hereinafter called "the Company"), and H. Jeffrey Schwartz, J. Jeffrey Eakin and John P. O'Brien (collectively, the "Trustees"), and their successors in trust, and the holders of this and similar certificates (copies of which Voting Trust, and of every agreement amending or supplementing the same, are on file in the registered office of the Company in Ohio and, if different, in the principal office of the Company, or any beneficiary of the trust under such agreement, during regular business hours), to all the provisions of which Voting Trust the holder of this certificate, by acceptance hereof assents, and by which he is bound with like effect as if such Voting Trust had been signed by him in person.

         This certifies that ___________________________ or registered assigns is entitled to all the benefits arising from the deposit with the Trustees under the Voting Trust of certificates for _______________ shares of the Common Stock, without par value (the "Common Stock"), of the Company, as provided in such the Voting Trust and subject to the terms hereof.

         The registered holder hereof, or assigns, is entitled to receive payment equal to the amount of cash dividends, if any, received by the Trustees upon the number of shares of Common Stock in respect of which this certificate is issued. Dividends received by the Trustees in common or other stock of the Company having general voting powers shall be payable in voting trust certificates, in form similar hereto. Until the Trustees shall have delivered the Common Stock held under the Voting Trust to the holders of the trust certificates, or to the Company, as specified in the Voting Trust, the Trustees shall possess and shall be entitled to exercise those rights and powers of an absolute owner of such Common Stock as permitted in the Voting Trust, including the right to vote thereon for every purpose, and to execute consents in respect thereof for every purpose, it being expressly stipulated that no voting right passes to the owner hereof, or his assigns, under this certificate or any agreement, express or implied.

         In the event of the dissolution or total or partial liquidation of the Company, the monies, securities, or property received by the Trustees in respect of the stock deposited under the Voting Trust shall be distributed among the registered holders of trust certificates in proportion to their interests as shown on the books of the Trustees. In the event that any dividend or distribution other than in cash or stock of the Company having general voting powers is received by the Trustees, the Trustees shall distribute the same to the registered holders of voting trust certificates, on the date of such distribution, or to the registered certificate holders at the close of business on the day fixed by the Trustees for taking a record to determine the certificate holders entitled to such distribution, pursuant to the provisions of section 6 of the Voting Trust. Such distribution shall be made to the certificate holders ratably in accordance with the number of shares represented by their respective voting trust certificates. Stock certificates for the number of shares of Common Stock then represented by this certificate, or the net proceeds in cash or property of such shares, shall be due and deliverable hereunder upon the termination of the Voting Trust as provided therein.

         Subject to the terms of the Voting Trust, this certificate is transferable on the books of the Trustees at the principal office of the Company by the holder hereof, either in person or by attorney duly authorized, in accordance with the rules established for that purpose by the Trustees and on surrender of this certificate properly endorsed. Title to this certificate when duly endorsed shall, to the extent permitted by law, be transferable with the same effect as in the case of a negotiable instrument. Each holder hereof agrees that delivery of this certificate, duly endorsed by any holder hereof, shall vest title hereto and all rights hereunder in the transferee; provided, however, that the Trustees may treat the registered holder hereof, as the absolute owner hereof, and of all rights and interests represented hereby, for all purposes whatsoever, and the Trustees shall not be bound or affected by any notice to the contrary, or by any notice of any trust, whether express or implied, or constructive, or of any charge or equity respecting the title or ownership of this certificate, or the share of stock represented hereby; provided, however, that no delivery of stock certificates hereunder, or the proceeds thereof, shall be made without surrender hereof properly endorsed.

         Each holder hereof further agrees that the transfer of this certificate is and shall be subject to the limitations and restrictions on transfer set forth in the Voting Trust, that such holder shall not attempt to make nor make any transfer of this certificate in violation of such limitations and restrictions, and that the Trustees shall be free from any claim whatsoever for their failure to effect any transfer of this certificate on the books of the Trustees which the Trustees reasonably believe to be in violation of such limitations and restrictions, and for their effecting any transfer which they reasonably believe not to be in violation thereof.

         The foregoing is subject to the provisions of the Voting Trust, and to the extent that there are any inconsistencies between the provisions of the Voting Trust and this Voting Trust Certificate for Common Stock, the provisions of the Voting Trust shall control.

         This Voting Trust Certificate may be signed in multiple counterparts (including by facsimile transmission), all of which taken together will constitute an original certificate.

         Neither this Voting Trust Certificate nor the shares represented by this certificate may be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition complies with the provisions of: (i) the Stock Restriction Agreement dated as of November __, 1999, by and among the Company and the Shareholder, and (ii) the Voting Trust (a copy of each of which is on file with the Secretary of the Company). In addition, except as otherwise provided in such Agreements, no transfer, sale, assignment, pledge, hypothecation or other disposition of the shares represented by this certificate may be made except (a) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or (b) if the Company has been furnished with a satisfactory opinion of counsel for the holder that such transfer, sale, assignment, pledge, hypothecation or other disposition is exempt from the provisions of Section 5 of the Act and the rules and regulations in effect thereunder.

         This certificate shall not be valid for any purposes until duly signed by the Trustees.

         The word "Trustees" as used in this certificate means the Trustees or the successor Trustees acting under the Voting Trust.

         IN WITNESS WHEREOF, the Trustees have signed this certificate as of ____________, _____.


                                               _________________________________
                                               ___________________, Trustee


                                               _________________________________
                                               ___________________, Trustee


                                               _________________________________
                                               ___________________, Trustee

(Form of Assignment):

         For value received _________________________ hereby assigns the within certificate, and all rights and interests represented thereby, to _____________ _________________________ and appoints ________________________________ attorney to transfer this certificate on the books of the Trustees mentioned therein, with full power of substitution.

Dated:____________________________              ________________________________

In the presence of:

                                                ________________________________

                                                ________________________________

         NOTE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration, enlargement, or any change whatsoever. All endorsements, in the discretion of the Trustees, shall be guaranteed by a bank or trust company satisfactory to the Trustees.